SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                            Pathfinder Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
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 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
                                 of incorporation)
                               Identification No.)


       Registrant's telephone number, including area code:  (315) 343-0057
                                                            --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  2  -  Financial  Information
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Item  2.02

On April 26, 2006, Pathfinder Bancorp, Inc. issued a press release disclosing first quarter 2006 financial results. A copy of the press release is included as Exhibit 99.1 to this report.

The information in Item 2.02 to this Form 8-K and Exhibit 99.1 in accordance with general instruction B.2 of Form 8-K, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except shall be expressly set forth by specific in such filing.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            PATHFINDER  BANCORP,  INC.

Date:  April  26,  2006     By:   /s/  Thomas  W.  Schneider

                            -------------------------------------
                            Thomas  W.  Schneider

                            President  and  Chief  Executive Officer

                                 EXHIBIT INDEX

99.1  Earning  release  dated April 26, 2006 announcing March 31, 2006 earnings.